                                                                  EXHIBIT 10.1**

                      THIRD AMENDMENT TO LICENSE AGREEMENT
                           DATED JUNE 3, 1999 BETWEEN
             TOMMY HILFIGER LICENSING, INC. AND MOVADO GROUP, INC.
             -----------------------------------------------------


     AGREEMENT entered into as of the 7th day of May, 2004 by and between TOMMY HILFIGER LICENSING, INC., a Delaware corporation, having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Hilfiger") and MOVADO GROUP, INC., a New York corporation having its offices at 650 From Road, Paramus, New Jersey 07652 ("MGI") and MOVADO WATCH COMPANY, S.A., successor by merger with N.A. TRADING, S.A., a Swiss corporation, having its offices at Bettlachstrasse 8, 2540 Grenchen, Switzerland ("MWC"). MGI and MWC are hereinafter jointly referred to as "Licensee".

                              W I T N E S S E T H:

     WHEREAS, Hilfiger and Licensee entered into a license agreement dated June 3, 1999, which license agreement was previously amended by amendments dated January 16, 2002 and August 1, 2002, respectively (the "License"); and

     WHEREAS, the parties have agreed to the amendments to the License contained herein.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

     1. All capitalized terms used herein shall have the meanings ascribed to them in the License.

     2. Paragraph 1.19 of the License is hereby amended by inserting the following at the end thereof:

               "d. Latin America means the Region including the following areas (the "Areas"):

**CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM PAGES 2 AND 3 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("1934 ACT").

          (i) South America means the Area including Paraguay, Colombia, Brazil, Chile, Peru, Argentina, Bolivia and Uruguay, but specifically excluding Venezuela; and

          (ii) Central America means the Area including Panama, Nicaragua, Honduras, El Salvador, Ecuador, Guatemala and Costa Rica.

          e.  Korea means the Region including Korea."

     3. Paragraph 8.1 of the License is hereby amended by deleting the chart contained therein and replacing it with the following:


                                       *








     4.   Paragraph 15.3a of the License is hereby amended by:

          (a)   deleting subparagraph (ii) and replacing it with the following:

          "(ii) If the Minimum Sales Level which Licensee fails to meet is for Europe, Pan Pacific, Latin America or Korea, this Agreement shall be terminable as to the Region for which the Minimum Sales Level is not achieved;" and

          (b) inserting in subparagraph (iii) the words "or Latin America" after "Europe".

     5. Exhibit R of the License is hereby amended by adding the following thereto:


                                       *



*CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PUSUANT TO RULE 24b-2 OF THE 1934 ACT.

     6. Exhibit S of the License is hereby amended by adding the following thereto:


                                       *







     7. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

     IN WITNESS WHEREOF, Hilfiger and Licensee have respectively signed this agreement as of the date first written above.

TOMMY HILFIGER LICENSING, INC.                MOVADO GROUP, INC.

By:  Thomas E. Welcher                       By:  /s/ Timothy F, Michno
     --------------------------                   ----------------------------
Title:  Assistant Secretary                  Title:  General Counsel
        -----------------------                      -------------------------

                                             MOVADO WATCH COMPANY, S.A.

                                             By:  /s/ Rick Cote
                                                  ----------------------------
                                             Title:  Director
                                                     -------------------------


* CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT.